Cash and Cash Equivalents and Restricted Cash (Schedule of Cash and Cash Equivalents and Restricted Cash) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017		Jan. 01, 2017 [1]	Dec. 31, 2016
Cash and Cash Equivalents and Restricted Cash [abstract]
Cash and cash equivalents	$ 7,561	$ 21,511	[1]	$ 10,338	$ 10,338
Restricted cash	935	435	[1]	405
Restricted cash - non-current	241	468	[1]	$ 535
Total	$ 8,737	$ 22,414

[1]	Restated (Note 5)